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                                                                    Exhibit 21.1

                    Subsidiaries of Maguire Properties, Inc.

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
                                                           Jurisdiction of
Name                                                   Formation / Incorporation
----                                                   -------------------------
Maguire Properties, L.P.                                        Maryland

Maguire Properties Services, Inc.                               Maryland

Maguire Properties - Solana Services, L.P.                        Texas

MP - Solana Services GP, LLC                                   California

MP - Solana Services LP, LLC                                   California

New BHE, LLC                                                    Delaware

Bunker Hill Junior Mezzanine, LLC                               Delaware

Bunker Hill Senior Mezzanine, LLC                               Delaware

Library Square Associates, LLC                                  Delaware

Maguire Properties - 555 W. Fifth Senior Mezzanine, LLC         Delaware

Maguire Properties - 555 W. Fifth Junior Mezzanine, LLC         Delaware

Maguire Properties - 555 W. Fifth, LLC                          Delaware

Maguire Properties - 808 S. Olive Senior Mezzanine, LLC         Delaware

Maguire Properties - 808 S. Olive Junior Mezzanine, LLC         Delaware

Maguire Properties - 808 S. Olive, LLC                          Delaware

North Tower Manager, LLC                                        Delaware

North Tower Member, LLC                                         Delaware

North Tower, LLC                                                Delaware

MP - 355 S. Grand Mezzanine, LLC                                Delaware

Maguire Partners - 355 S. Grand, LLC                            Delaware

Maguire Partners - Plaza Las Fuentes, LLC                       Delaware

Maguire Properties - Glendale, LLC                             California

Maguire Properties - Glendale Center, LLC                      California

Maguire Properties - 611 N. Brand, LLC                          Delaware

Maguire Properties - Glendale II, LLC                           Delaware

Maguire/Cerritos I, LLC                                         Delaware

Maguire Properties - One Cal Plaza, LLC                         Delaware